Exhibit 10.25

                               SECOND AMENDMENT TO
                 SECOND AMENDED AND RESTATED FINANCING AGREEMENT


     This Second Amendment to Second Amended and Restated Financing Agreement ("Amendment") is entered into as of March 10, 2004, by and among FACTORY 2-U STORES, INC., a Delaware corporation, the debtor and debtor in possession in the Bankruptcy Case ("Company"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), in its capacity as Agent for Lenders under the Financing Agreement ("Agent"); CITBC in its capacity as Tranche A Lender (together with any other Persons who may subsequently become a Tranche A Lender, "Tranche A Lenders"); and GB RETAIL FUNDING, LLC, a Massachusetts limited liability company in its capacity as Tranche B Lender (together with any other Persons who may subsequently become a Tranche B Lender, "Tranche B Lenders" and together with the Tranche A Lenders, "Lenders").

          A.Agent, Company and Lenders have previously entered into that certain Second Amended and Restated Financing Agreement dated as of January 12, 2004 (the "Financing Agreement"), pursuant to which Lenders have provided Company with certain loans and other financial accommodations.

          B.Company has  requested  that Agent and Lenders  amend the  Financing
            Agreement pursuant to the terms and subject to the conditions set forth in this Amendment.

          C.Agent and Lenders are willing to amend the Financing Agreement on the terms and subject to the conditions set forth in this Amendment.

     NOW THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows, effective as of the date set forth above:

     1. Definitions. Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Financing Agreement.

     2. Amendments to Financing Agreement.

          a. Section 1 of the Financing Agreement is hereby amended by deleting the definition of Factor Letters of Credit and Guaranties in its entirety and replacing such definition with the following:

                    Factor Letter(s) of Credit shall mean any and all Letters of
               Credit issued by an Issuing Bank, as guaranteed by the Agent, on behalf of the Lenders, and any and all Letter of Credit Guaranties of such Letters of Credit, in either case in favor of the Company's suppliers' factor or factors to secure performance by the Company of certain of its accounts payable.

          b. Section 1 of the Financing Agreement is hereby amended by deleting the definition of Factor Letters of Credit and Guaranties Reserve in its entirety.

          c. Section 1 of the Financing Agreement is hereby amended by adding the following definition:

                    Factor  Letter  of  Credit  Sub-Line  shall  mean up to Four
               Million Dollars ($4,000,000) in the aggregate.

          d. Section 1 of the Financing Agreement is hereby amended by deleting the definition of Letter of Credit Sub-Line in its entirety and replacing such definition with the following:

                    Letter of Credit  Sub-Line  shall mean up to Twenty  Million
               Dollars ($20,000,000) in the aggregate, which shall include the Factor Letter of Credit Sub-Line.

          d. Section 5.9 of the Financing Agreement is hereby amended by deleting such Section in its entirety and replacing such Section with the following:

                    5.9 Tranche A Lenders agree that Agent, on behalf of Tranche
               A Lenders, shall facilitate the issuance of Factor Letters of Credit in amounts that, notwithstanding any other term herein, shall not exceed the Factor Letter of Credit Sub-Line.

     3. Conditions Precedent. The effectiveness of this Amendment shall be, and hereby is, subject to the fulfillment to Agent's satisfaction of the Conditions Precedent. The "Conditions Precedent" shall mean each of the following:

          a. No  objection  to this  Amendment  is filed or served  pursuant  to
Section 1.3.3 of the Interim Financing Order or the Final Financing Order; and

          b. As of the date hereof, the representations and warranties contained in Section 7 of the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and no Default or Event of Default shall be existing or have occurred and be continuing.

     5. Miscellaneous.

                  a. Reference to and Effect on the Financing Agreement.

                    (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                    (ii) The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under the Financing Agreement or any agreement or document executed in connection therewith.

                    (iii) Upon the Conditions  Precedent being  satisfied,  this
               Amendment shall be construed as one with the existing Financing Agreement, and the existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

               b. Fees and Expenses. Company acknowledges that all costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 8.5 of the Financing Agreement and the Final Financing Order.

               c. Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               d. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               e. Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                            Company:

                            FACTORY 2-U STORES, INC.


                            By:/s/Norman G. Plotkin
                              --------------------------------------------------
                            Name: Norman G. Plotkin
                            ----------------------------------------------------
                            Title:Chief Executive Officer
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                            Agent and Tranche A Lender:

                            THE CIT GROUP/BUSINESS CREDIT, INC.


                             By:/s/Mike Richman
                             ---------------------------------------------------
                             Name:Mike Richman
                              --------------------------------------------------
                             Title: Vice President
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                             Tranche B Lender:

                             GB RETAIL FUNDING, LLC


                             By:/s/ Larry Klaff
                             ---------------------------------------------------
                             Name: Larry Klaff
                             ---------------------------------------------------
                             Title: Managing Director
                             --------------------------------------------------